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                                                                    EXHIBIT 10.9
                               SUMMARY IN ENGLISH

     Loan agreement dated as of May 11, 1993, between GEXFO Investissements Technologiques inc. ("GEXFO") and EXFO Electro-Optical Engineering Inc.
                                   ("EXFO").

BORROWER:                EXFO

LENDER:                  GEXFO

AMOUNT OF THE LOAN:      C$2 million

INTEREST:                Prime rate of Caisse Populaire Desjardins de
                         St-Sacrement plus 1% from February 18, 1993.

GUARANTEE:               As a guarantee for the reimbursement of the loan, the
                         interest thereon and any other amount due to the Lender, the borrower assigns, transfers and pledges in favour of the Lender a debenture of a nominal amount of C$2 million, bearing interest at a rate of 20% per year.

REIMBURSEMENT:           Upon demand. However, the Lender will not require the
                         reimbursement of the loan unless the occurrence of an event of default pursuant to the agreement or any other agreement pursuant to which the debenture is assigned, transferred or pledged in favour of the Lender.

FEES: The borrower shall pay the legal fees incurred by the Lender in connection with the agreement.

TRUST DEED DATED AS OF MAY 11, 1993 BETWEEN EXFO ELECTRO-OPTICAL ENGINEERING INC. ("EXFO") AND MR. RICHARD OUELLET (THE "TRUSTEE").

TRUSTEE:                 Richard Ouellet

CORPORATION:             EXFO

DEBENTURE:               The debenture that may be issued and guaranteed by
                         Trust Deed are limited to a principal amount of C$2 million. The debentures are payable on demand and bear interest from the date of their issuance until final repayment at a rate of 20% per year, such interest being payable on demand.

GUARANTEE:               As a guarantee for the reimbursement of the debentures,
                         in principal, interest and fees, the Corporation assigns, transfers and pledges in favour of the Trustee for the benefit of the holders of such debentures, for a

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                         principal amount C$2 million bearing interest at a rate
                         of 20% per year and an additional amount of C$400,000, the universality of its personal and real estates present and future, whereever located.

COVENANT OF THE
CORPORATION:             -    Maintain its corporate existence;
                         -    Act according to the laws governing the
                              Corporation;
                         -    No merger, amalgamation, sale of all or
                              substantially all its business without the prior consent of the holders of the debentures;
                         -    Carry on its business;
                         -    Pay all taxes due;
                         -    Respect its obligations and pay any amount due
                              under any agreements or statutes;
                         -    Maintain in force the guarantees granted pursuant
                              to the Trust Deed;
                         -    Maintain the secured properties insured;
                         -    Pay to the Trustee its reasonable fees and
                              reimbursed the expenses incurred by the Trustee;
                         -    Maintain in force and renew the leases and
                              licenses pledged pursuant to the Trust Deed.

EVENT OF DEFAULT:        -    Default to pay upon demand the principal of the
                              debentures or the interest thereon;
                         -    Default to maintain insurance coverage;
                         -    Default to pay taxes due;
                         -    Default to pay any amount due to the Trustee;
                         -    Assignment of the secured properties, in whole or
                              in part;
                         -    Bankruptcy or insolvability;
                         -    Seizure of its properties;
                         -    Failure to comply to any provisions of the Trust
                              Deed, any agreement or statute and that such default adversely affect the secured properties.

ENFORCEMENT:             Upon the occurrence of an event of default, the
                         Trustee, if required by the holders of the debentures, may require the reimbursement of the debentures, in principal, interest and fees; take possession of the charged properties; or sell or assign the secured properties;

TERMINATION:             A)   When the debentures are remittent to the Trustee
                              for cancellation and that the Trustee has received payment of any amount due pursuant to the Trust
                              Deed; or

                         B) When the Trustee has obtain from EXFO guarantees that he deems appropriate to assure the payment of the debentures.

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[SEAL]

               L'AN MIL NEUF CENT QUATRE-VINGT-TREIZE le onze mai.

               DEVANT Me GASTON LACOURSIERE, notaire pour la Province de Quebec, exercant a Quebec.

               COMPARAISSENT :


               GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC., corporation legalement constituee en vertu de la Loi du Quebec sur les compagnies, ayant son siege social au 465, rue Godin, ville de Vanier, Province de Quebec, G1M 3G7, ici representee par son president, Monsieur GERMAIN LAMONDE et son secretaire, Monsieur ROBERT TREMBLAY, dument autorises tel qu'ils le declarent ;

               Ci-apres nommee : "LE PRETEUR"

               ET

               INGENIERIE ELECTRO-OPTIQUE EXFO INC., societe commerciale canadienne legalement constituee en vertu de la Loi sur les societes commerciales canadiennes, ayant son siege social au 465, rue Godin, ville de Vanier, Province de Quebec, G1M 3G7, ici representee par Monsieur Germain Lamonde, son president et par Monsieur ROBERT TREMBLAY, son secretaire, dument autorises aux fins des presentes en vertu d'une resolution du conseil d'administration dont copie certifiee demeure annexee aux presentes suivant la Loi du Notariat ;

               Ci-apres nommee "L'EMPRUNTEUR"

               LESQUELS ONT CONVENU DE CE QUI SUIT :

          PRET

               1. L'Emprunteur reconnait devoir au Preteur la somme de DEUX MILLIONS DE DOLLARS (2 000 000.00 $) en monnaie courante du Canada.

          INTERET

               2.1 Toutes les sommes avancees par le Preteur a l'Emprunteur sous l'autorite des presentes, de meme que tout solde d'icelle non rembourse, porteront, en tout temps, interet, avant comme apres echeance, et avant comme apres defaut de paiement, a un taux egal au taux preferentiel de la Caisse Populaire Desjardins de St-Sacrement augmente de UN POUR CENT (1%) l'an, depuis le dix-huit fevrier mil neuf cent quatre-vingt-treize (1993).

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                                                                               2


          ANATOCISME

               3. Tous interets non payes a echeance sur toutes les sommes qui pourraient devenir dues aux termes du present acte de pret porteront eux-memes interet au taux alors applicable depuis la date de leurs echeances respectives jusqu'a la date de leurs paiements.

          REMBOURSEMENT DU CAPITAL

               4. L'Emprunteur remboursera le principal du present pret sur demande du Preteur.

          LIEU ET MODE DE PAIEMENT

               5. Toutes sommes payables au Preteur en vertu des presentes seront payees en monnaie legale du Canada, a leur siege social respectif dans la Province de Quebec ou a tout autre endroit dans ladite province que le Preteur pourra indiquer a l'Emprunteur quant au lieu ou il desire recevoir ses paiements.

          NANTISSEMENT D'UNE OBLIGATION

               6. Comme garantie generale et continue du paiement au Preteur du principal, des interets lui revenant et de toutes autres sommes qui peuvent lui etre dues aux termes des presentes ou qu'il aura avancees pour proteger ses droits et de l'accomplissement par l'Emprunteur de toutes et chacune de ses obligations, l'Emprunteur cede, transporte, transfere, nantit et met en gage au Preteur une Obligation d'une valeur nominale de DEUX MILLIONS DE DOLLARS
          (2 000 000.00$), portant interet au taux de VINGT pour cent (20%) l'an, portant la date officielle du quinzieme jour d'avril mil neuf cent quatre-vingt-treize (15 avril 1993) et signee en faveur de RICHARD OUELLET comme fiduciaire, le onze mai 1993 ------------------- en presence de Me Gaston Lacoursiere, notaire, sous le numero 18340 de ses minutes.

               Jusqu'a ce que toutes sommes dues ou a devenir dues aux termes des presentes aient ete completement remboursees, l'Obligation ne pourra etre rachetee, acquittee, remboursee ou autrement rappelee ou retiree sans le consentement prealable du Preteur.

          LE PRETEUR CONSIDERE COMME PROPRIETAIRE DE L'OBLIGATION

               7. Nonobstant le fait que la cession, le transport, le transfert, le nantissement et la mise en gage susdits de l'Obligation aient ete consentis par l'Emprunteur en guise de garantie constituent une telle garantie, le Preteur, qu'il y

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                                                                               3

          ait eu ou non un cas de defaut ou qu'il y ait effectivement eu ou non un cas de defaut aux termes des presentes, sera cense etre et sera considere comme le proprietaire de l'Obligation, a toutes les fins prevues au susdit acte de fiducie.

               Le Preteur possedera et aura droit d'exercer tous les droits, remedes, pouvoirs, privileges, garanties et recours accordes a un detenteur d'Obligation aux termes du susdit acte de fiducie de la meme maniere et dans la meme mesure que si le Preteur etait proprietaire absolu de l'Obligation.

               Le fiduciaire, en vertu dudit acte de fiducie, agira suivant les instructions et les directives du Preteur en sa qualite de detenteur de l'Obligation.

          PAIEMENT DES FRAIS

               8. L'Emprunteur sera tenu d'acquitter tous les frais notariaux et legaux, comprenant honoraires et debourses, occasionnes par la preparation, la signature et la realisation du present contrat. Paiement de tous ces honoraires et debourses devra etre fait immediatement par l'Emprunteur sur demande du Preteur. Le Preteur pourra toutefois prelever sur le principal du present pret, en paiement desdits honoraires et debourses, une somme egale a leur montant global et la somme ainsi utilisee par le Preteur constituera en vertu des presentes et a la date de tel paiement, une avance d'une partie de la somme principale.

          REMBOURSEMENT DES DEPENSES DU PRETEUR

               9. Le Preteur pourra, a son gre et de temps a autre, acquitter en tout ou en partie, les creances hypothecaires, privileges, liens, soldes impayes, contributions foncieres, taxes, primes d'assurance, loyers ou salaires de tout genre qui affectent ou pourront affecter l'un ou l'autre des biens meubles ou immeubles qui sont assujettis a la garantie de ce pret, y compris ceux qui le sont par le biais de l'acte de fiducie susdit. Toute somme ainsi payee par le Preteur, ainsi que toute somme que l'Emprunteur ou tout intervenant aux presentes est oblige de payer en vertu des termes du present contrat ou de tout acte accessoire, mai qui a ete payee par le Preteur (et le Preteur aura droit, a sa discretion, en tout temps et de temps a autre, de faire tel paiement) deviendra immediatement remboursable par l'Emprunteur au Preteur, avec interet payable au taux ci-dessus mentionne a l'alinea 2.1 des presentes et calcule a compter de la date du susdit paiement par le Preteur jusqu'a la date du remboursement a ce dernier. Ce paiement par Preteur s'ajoutera au montant de la dette garantie aux termes du present contrat et il beneficiera ainsi de la garantie creee ou prevue par le present contrat.

          LA RECLAMATION NE SERA FAITE QU'EN CAS DE DEFAUT

               10. Le Preteur n'en exigera pas paiement a moins qu'un cas de defaut ne se presente ou jusqu'a ce que le Preteur ait droit d'exiger paiement de l'Obligation en vertu de toute autre convention presente ou future par laquelle l'Obligation est transferee, transportee, nantie, gagee ou cedee au Preteur.

          RESTRICTION DE LA RECLAMATION RELATIVE A L'OBLIGATION

               11. Advenant un cas de defaut, le Preteur, en realisant l'Obligation ou la garantie y afferente, ne reclamera pas, en vertu de l'Obligation, un montant dont le principal et les interets pris collectivement seraient superieurs a l'ensemble de toutes les sommes qui lui seront alors dues aux termes du present acte et en vertu de toutes autres conventions presentes ou futures par lesquelles l'Obligation est ou doit etre transferee, transportee, cedee nantie ou gagee au Preteur.

               Pourvu que, si le Preteur, apres l'avenement d'un cas de defaut, conserve l'Obligation a titre de proprietaire absolu, le Preteur, en realisant l'Obligation ou la garantie y afferente, ait le droit de reclamer en vertu de l'Obligation le montant global de toutes les sommes quelconques qui pourraient lui etre dues immediatement avant telle retention, aux termes du present acte et de toutes autres conventions qui existaient immediatement avant la susdite retention et par laquelle l'Obligation est ou doit etre transferee, transportee, cedee nantie ou gagee au Preteur.

          AVIS A L'EMPRUNTEUR

               12. Tout avis du Preteur a l'Emprunteur sans que cela n'empeche le Preteur d'adopter une autre forme de donner avis, sera cense avoir ete donne de fait a l'Emprunteur lorsqu'il aura ete envoye par la poste, sous pli recommande, et adresse comme suit :

          A l'Emprunteur :     465, rue Godin,
                               Ville de Vanier (Quebec)
                               G1M 3G7

          ou, si le Preteur a recu de l'Emprunteur les renseignements relatifs a une nouvelle adresse ou l'Emprunteur desire que cet avis lui soit envoye,

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                                                                               5

          alors quand il lui sera envoye, par la poste, sous pli recommande, a ladite nouvelle adresse.

          LES DOSSIERS DU PRETEUR FONT PREUVE DU DEFAUT

               13. Les dossiers du Preteur, pour etablir l'avenement de tous cas de defaut ou le fait de toute demande par le Preteur seront censes constituer une preuve definitive et concluante de l'un ou l'autre de ces faits, sans qu'aucune autre preuve ne soit requise.

          EXAMEN DES DOSSIERS

               14. Les verificateurs, les comptables, ou tous autres representants du Preteur peuvent, lorsque ce dernier le juge necessaire, penetrer, de temps a autre, dans les locaux de l'Emprunteur et des corporations intervenantes, s'il y a lieu, et y faire l'examen de leurs livres comptables, en rediger des extraits et, en general, poursuivre l'examen des livres, dossiers et affaires de chacun d'eux en vue d'en dresser un rapport a l'intention du Preteur, de la facon qui lui semblera appropriee et a sa discretion.

          LES REMEDES DU PRETEUR SONT CUMULATIFS

               15.1 Le fait que le Preteur ait accepte, apres l'avenement d'un cas de defaut, paiement d'une somme quelconque qui lui est due aux termes des presentes, ou qu'il ait exerce tout droit, recours ou remede stipule aux presentes, ne l'empechera pas d'exercer tout autre droit, recours ou remede, car il est expressement entendu que tous les droits, recours et remedes aux termes du present acte de pret ou de tout autre acte ou document seront cumulatifs et non alernatifs.

               15.2 Sans restreindre la portee generale de ce qui precede, en cas de defaut, le Preteur aura le droit, en outre de tous ses autres recours d'intenter une action en recouvrement du montant global de toutes les sommes alors dues aux termes du present acte en principal, interets et accessoires.

          REPRESENTANTS

               16. Toutes les obligations du present acte avantageront et engageront les successeurs et les cessionnaires de l'Emprunteur et du Preteur respectivement.
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                                                                               6

          DEFAUT RECIPROQUE

               17. Tout defaut a toute condition ou obligation du present pret constituera un defaut a tout financement, present ou futur, consenti par le Preteur a l'Emprunteur ou a toute compagnie associee.

               DONT ACTE a Sainte-Foy, sous le numero DIX-HUIT MILLE TROIS CENT QUARANTE ET UN (18341) des minutes du noraire soussigne.

               LECTURE FAITE, les parties, representees tel que susdit, signent avec et en presence du notaire soussigne.

               GEXFO INVESTISSEMENTS
               TECHNOLOGIQUES INC.

               Par: ______________________________

               Par: ______________________________

               INGENIERIE ELECTRO-OPTIQUE EXFO INC.

               Par: ______________________________

               Par: ______________________________


               ___________________________________
               NOTAIRE

          Vraie Copie.

                                        RESOLUTION
                                            DE
                           INGENIERIE ELECTRO-OPTIQUE EXFO INC.

                    EXTRAIT du proces-verbal d'une assemblee du conseil d'administration de la compagnie "INGENIERIE ELECTRO-OPTIQUE EXFO INC.", tenue a son siege social le 11 mai 1993 -------------- et a laquelle il y avait quorum :

               "Sous l'autorite du reglement special d'emprunt de la compagnie adopte le 11 mai 1993 -------------------- par ses administrateurs et dument ratifie, sanctionne et confirme par le vote unanime des actionnaires de la compagnie, tous presents a une assemblee generale speciale tenue a cette fin le meme jour.

               Sur motion dument propose et apuyee, il est unanimememt resolu que :

               1. - La compagnie emprunte de GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC. la somme de DEUX MILLIONS DE DOLLARS (2 000 000.00$) etant remboursable sur demande du Preteur.

               2. - Toutes les sommes avancees par ledit preteur a cette compagnie de meme que tout solde du sur ces sommes empruntees non rembourse portent en tout temps interet, avant comme apres l'echeance et avant comme apres defaut de paiement au taux preferentiel de la Caisse Populaire Desjardins de St-Sacrement plus UN POUR CENT (1%) l'an.

               3. - Qu'a la garantie du remboursement de ce pret et de l'accomplissement de ses obligations en rapport avec ce pret, la compagnie cede, transporte, transfere, nantisse et gage en faveur dudit preteur l'obligation de cette compagnie au montant de DEUX MILLIONS DE DOLLARS (2 000 000.00$) comme montant principal portant interet au taux de VINGT pour cent (20%) l'an qui sera emise en vertu d'un acte de fiducie, d'hypotheque, de nantissement et de gage portant la date officielle du quinzieme jour d'avril mil neuf cent quatre-vingt-treize (15 avril 1993) et signe par cette compagnie en faveur de RICHARD OUELLET comme fiduciaire.

               4. - Que le projet d'acte de pret qui doit etre signe par cette compagnie en faveur de GEXFO INVESTISSEMENTS TECHNOLOGIES INC. pour constater et garantir le pret susdit ainsi que tous les termes et conditions y afferents, ledit projet d'acte ayant ete soumis a la consideration de cette assemblee, soit et il est dument approuve par les presentes.

               5. -   Que le president et le secretaire de cette compagnie
          soient et ils sont par les presentes autorises a signer pour et au nom de cette compagnie un acte de convention de pret redige suivant ou substantiellement selon la forme et les termes du susdit projet avec tous amendements ou changements qu'ils jugeront a propos d'y apporter (leur approbation etant etablie d'une maniere concluante par leur signature audit acte) ainsi que tous les autres actes, documents, instruments, ecrits, le cas echeant, ancillaires ou pour donner effet aux presentes et a faire tout ce qu'ils jugeront necessaire, opportun ou utile pour obtenir le pret susdit et observer les termes et accomplir les obligations prises par cette compagnie en vertu dudit acte de convention de pret.

               6. -   Que tous les actes, instruments, documents, ecrits, faits
          ou procedures se rapportant au pret susdit ou a l'acte susdit de convention de pret qui auraient pu avoir ete executes, faits, conclus ou passes au nom de cette compagnie par son president et son secretaire soient et ils sont par les presentes approuves, ratifies et confirmes."

                           **********************************

               Je, soussigne, secretaire de "INGENIERIE ELECTRO-OPTIQUE EXFO INC." certifie par les presentes que ce qui precede est une copie conforme d'une resolution adoptee par le conseil d'administration de cette compagnie a une assemblee tenue le 11 mai 1993 et a laquelle il y avait quorum. Je certifie en outre que ladite resolution est toujours en vigueur.

               EN FOI DE QUOI, j'ai signe a Quebec, ce onzieme jour du mois de mai mil neuf cent quatre-vingt-treize (1993).

                            ______________________________________________

          DOCUMENT RECONNU VERITABLE ET ANNEXE A LA MINUTE 1834T DU NOTAIRE SOUSSIGNEE.

                               Signature

                               Signature

                               Signature

                               Signature


Vraie Copie.

                                   NO   18341

                   -----------------------------------------


                                  11 mai 1993


                   -----------------------------------------

                               Convention de Pret




                   GEXFO INVESTISSEMENTS TECHNOLOGIQUES INC.

                                       ET

                      INGENIERIE ELECTRO-OPTIQUE EXFO INC.





                   -----------------------------------------



                   3 eme Copie

                                 ENREGISTREMENT

                        Division: _______________

                        Date: ___________________

                        Numero: _________________



                   -----------------------------------------

                          GASTON LACOURSIERE, b.a.ll.l
                   (LOGO) Notaire et conseiller juridique
                              3336, Chemin St-Louis
                                 Ste-Foy, G1W 1S4
                            (Quebec)    Tel.: 659-1172

                         L'AN MIL NEUF CENT QUATRE-VINGT-TREIZE le onze mai.
[Seal]
                         DEVANT Me GASTON LACOURSIERE, notaire pour la Province de Quebec, exercant a Sainte-Foy.

                         COMPARAISSENT:

                         INGENIERIE ELECTRO-OPTIQUE EXFO INC, societe commerciale canadienne legalement constituee en vertu de la Loi sur les societes commerciales canadiennes, ayant son siege social au 465, rue Godin, ville de Vanier, Province de Quebec, G1M 3G7, ici representee par Messieurs GERMAIN LAMONDE, president et ROBERT TREMBLAY secretaire, dument autorises aux fins des presentes aux termes d'un reglement special et d'une resolution du conseil d'administration dont copies certifiees demeurent ci-annexees suivant la Loi du Notariat;

                         Ci-apres nommee: "LA CORPORATION"

                         ET

                         Monsieur RICHARD OUELLET, comptable, domicilie au 9035, de l'Amazone, Neufchatel, ville de Quebec, Province de Quebec, G2B 3Z7;

                         ci-apres nomme: "LE FIDUCIAIRE"

                         LESQUELS CONVIENNENT DE CE QUI SUIT:

                                   ARTICLE I

                            CLAUSES INTERPRETATIVES

     Dans le present acte, a moins d'incompatibilite du contexte, les mots et expressions qui suivent auront le sens suivant:

ACTE DE FIDUCIE

a) "Le present acte de fiducie", "cet acte de fiducie", "le present acte", "cet acte", "les presentes", ainsi que toutes expressions semblables signifient le present acte de fideicommis et tout autre acte de fiducie supplementaire ou complementaire au present acte.

BIENS HYPOTHEQUES

      b) "Biens hypotheques" signifient les biens faisant l'objet tant de la charge specifique que de la charge flottante creee au present acte.

BIENS SPECIFIQUEMENT HYPOTHEQUES

      c) "Biens specifiquement hypotheques" signifient les biens qui sont hypotheques, gages, nantis et affectes ou qui le seront a l'avenir ou qui doivent l'etre, par voie d'hypotheque, gage, nantissement ou charge specifique et fixe et qui sont cedes et transportes, ou qui le seront a l'avenir, ou qui doivent l'etre en tant que garantie specifique pour le paiement de toute somme d'argent qui doit etre garanti par les presentes.

CERTIFICAT D'OFFICIER

      d) "Certificat d'officier" signifie tout document ou toute declaration signe par un officier de la corporation ou par l'un de ses administrateurs en vue d'attester que la corporation n'est pas en defaut en vertu des presentes, s'est conformee a toute loi ou a tout reglement, a pose un acte ou possede un bien et pour informer le fiduciaire et les detenteurs d'un fait ou d'une situation relative a la corporation.

CHARGE GENERALE OU FLOTTANTE

      e) "Charge generale ou flottante" signifie la garantie creee par le paragraphe 2 de l'article III.

CHARGE SPECIFIQUE

      f) "Charge specifique" signifie la garantie creee par le paragraphe 1 de l'article III.

CORPORATION

      g) "Corporation" signifie la compagnie, la societe commercial canadienne, la societe en commandite ou la Cooperative comparaissant aux presentes et emettrice d'obligations, et leurs successeurs.

DETENTEURS

      h) "Detenteurs" signifie les personnes dont les noms seront inscrits comme detenteur des Obligations dans le registre tenu a cette fin par le fiduciaire.

FIDUCIAIRE

     i)   "Fiduciaire" signifie le fiduciaire ainsi que ses successeurs.

INSTRUMENT DES DETENTEURS

     j) "Instrument des detenteurs" signifie tout document signe par les detenteurs constatant leur consentement, leur requete au fiduciaire ou leurs directives a ce dernier.

INTERPRETATION

     k) Les mots ecrits au singulier comprennent le pluriel et inversement; les mots ecrits au masculin comprennent aussi le genre feminin.

OBLIGATION

     l) "Obligation" signifie toute Obligation de la corporation, emise, certifiee et ayant cours en vertu des presentes et jouissant des garanties resultant des presentes.

                                   ARTICLE II

                  PARTICULARITES ET EMISSIONS DES OBLIGATIONS

LIMITATION ET DESIGNATION

     1. Les Obligations qui peuvent etre emises et garanties par les presentes seront entierement nominatives, seront limitees a une somme principale totale de DEUX MILLIONS DE DOLLARS (2 000 000.00 $) et designees comme "Obligations Hypothecaires 20%.

TERME

     2.   Les Obligations seront payables a demande.

DATE

     3.   Les Obligations seront datees du 15 avril 1993.

INTERET

     4. Les Obligations porteront interet a compter de leur date jusqu'a parfait paiement, au taux de VINGT pour cent (20%) l'an et cet interet sera payable a demande. L'interet du et impaye portera a son tour interet calcule mensuellement au meme taux a compter de la date de demande de paiement jusqu'a la date de son paiement.

LIEU DE PAIEMENT

     5. Chaque Obligation sera payable a son detenteur a son adresse au Quebec, apparaissant au registre tenu par le fiduciaire conformement au paragraphe 13 du present article. Si l'adresse du detenteur n'est pas au Quebec, l'Obligation sera payable au bureau du fiduciaire.

PAIEMENT EN MONNAIE CANADIENNE

     6. Toute somme d'argent payable en vertu des Obligations et des presentes, le sera en monnaie canadienne.

SIGNATURE DES OBLIGATIONS

     7. Les Obligations seront signees par deux officiers ou administrateurs de la corporation; si la corporation n'a qu'un seul administrateur sa seule signature suffit.

FORME

     8. Les Obligations seront en substance conformes au libelle apparaissant a l'article XV; elles pourront etre dactylographiees, imprimees ou reproduites par quelque autre procede.

LIVRAISON

     9. Les Obligations seront emises par la corporation, certifiees par le fiduciaire et livrees par ce dernier selon les directions de la corporation contenues dans un ordre de remise designant les nom et adresse du detenteur. Cet ordre de remise sera signe par deux officiers ou administrateurs de la corporation; si la corporation n'a qu'un seul administrateur sa seule signature suffit.

CERTIFICAT DU FIDUCIAIRE

     10. Aucune Obligation n'engagera la corporation et aucun detenteur ne pourra beneficier des avantages et garanties des presentes a moins que cette Obligation ne porte le certificat du fiduciaire. Ce certificat fera preuve que l'Obligation fait partie de l'emission constatee par les presentes et que son detenteur a droit, en consequence, au benefice des dispositions du present acte.

PARITE ENTRE LES OBLIGATIONS

     11. Les Obligations pourront etre emises en coupures ou tranches tel que la corporation pourra determiner de temps a autre. Les Obligations prendront rang et seront garanties egalement et proportionnellement sans distinction ni preference quelle que soit la date reelle de leur signature par la corporation ou du certificat du fiduciaire.

CONDITIONS D'EMISSION ET RESTRICTIONS DE RE-EMISSION

     12. La corporation aux termes et conditions qu'elle determinera pourra nantir les Obligations ou les donner en gage en garantie d'emprunts, de dettes ou d'engagments de cette derniere ou de toute autre personne; elle pourra egalement les vendre ou en disposer de toute autre maniere. Des qu'une Obligation aura ete emise et tant qu'elle sera detenue par un detenteur, la corporation ne pourra emettre d'Obligations additionnelles ni re-emettre ou renantir les Obligations qu'elle aura acquises, rachetees ou retirees, sans avoir obtenu le consentement de ce detenteur.

ENREGISTREMENT ET TRANSPORT

     13. La corporation devra faire tenir par le fiduciaire a son bureau a 465, rue Godin, ville de Vanier, un registre dans lequel seront inscrits les nom et adresse des detenteurs des Obligations en cours. Aucun transport d'une Obligation ne sera valable a moins qu'il ne soit consenti par ecrit par le detenteur enregistre ou ses executeurs testamentaires ou ayants droit ou son procureur dument nomme par ecrit et qu'il ne soit inscrit dans ce registre suivant les formalites prescrites par le fiduciaire et sur accomplissement des autres conditions raisonnablement requises par le fiduciaire. Le droit de propriete et la maitrise legale des Obligations seront etablis par ce registre.

DROITS DU DETENTEUR

     14. Le detenteur d'une Obligation en sera repute proprietaire a toutes fins que de droit et aura droit d'en recevoir le capital et l'interet sans qu'aucune compensation ou demande reconventionnelle concernant les relations entre la corporation et tout detenteur anterieur ne puisse lui etre oppose.

REMPLACEMENT D'OBLIGATIONS

     15. Si une Obligation est endommagee, perdue ou detruite, la corporation, sur demande ecrite du detenteur, emettra et le fiduciaire certifiera et remettra au detenteur dont le nom apparait dans le registre auquel il est refere dans le paragraphe 13 du present article, une nouvelle Obligation de meme forme et teneur en echange de l'Obligation endommagee et sur annulation de cette derniere, ou pour remplacer celle qui a ete perdue ou detruite.

AVIS AUX DETENTEURS

     16. Tout avis en vertu des presentes a un detenteur sera valablement donne s'il est transmis a tel detenteur sera valablement donne s'il est transmis a tel detenteur a son adresse indiquee au registre ci-haut mentionne, par courrier certifie, service de messagerie, telex ou autre moyen de telecommunications ecrites que le fiduciaire jugera approprie. Tel avis sera cense avoir ete donne le jour du recepisse mais a tout evenement pas plus de trois jours ouvrables apres la date de son envoi.

                                  ARTICLE III

                             CLAUSES D'AFFECTATIONS

CHARGE FIXE ET SPECIFIQUE

     1. En consideration des presentes et afin de garantir le paiement des Obligations, en capital et interet, et de toute somme d'argent qui pourrait etre due en vertu des presentes aux detenteurs ou au fiduciaire et, pour assurer l'execution de ses engagements, la corporation:-

          a) hypotheque, nantit, met en gage et affecte par voie d'hypotheque, de nantissement, de mise en gage et de charge tous fixes et specifiques, en faveur du fiduciaire pour le benefice des detenteurs, pour la somme de DEUX MILLIONS DE DOLLARS (2 000 000.00$), avec interet au taux de VINGT pour cent (20 %)l'an et, pour garantir le paiement de toute autre somme d'argent qui pourra etre due aux detenteurs ou au fiduciaire en raison des presentes, pour la somme additionnelle de QUATRE CENT MILLE DOLLARS (400,000.00$); et

          b) cede et transporte, pour les memes fins, au fiduciaire pour le benefice des detenteurs,

ses biens et droits reels immobiliers, ses droits crees en vertu de baux tant comme locateur que locataire, ses constructions et accessoires, sa machinerie, son outillage, son equipement, ses vehicules et ses autres meubles comprenant tant les biens et droits qu'elle possede actuellement que ceux qu'elle acquerra a l'avenir, sans tenir compte de leur site et independamment du fait que la corporation les utilise ou non pour son entreprise ou que des biens meubles soient ou non fixes a des immeubles.

CHARGE GENERALE ET FLOTTANTE

    2. Pour la meme consideration et afin de garantie le paiement des Obligations, en capital et interet, et de toute somme d'argent qui pourra etre due en vertu des presentes aux detenteurs ou au fiduciaire et pour assurer l'execution de ses engagements la corporation:-

         a) hypotheque, nantit, met en gage et affecte, par voie de charge generale et flottante, en faveur du fiduciaire pour le benefice des detenteurs, pour la somme de DEUX MILLIONS DE DOLLARS (2 000 000,00$), avec interet au taux de VINGT pour cent (20%) l'an et, pour garantir le paiement de toute autre somme d'argent qui pourra etre due aux detenteurs ou au fiduciaire en raison des presentes pour la somme additionnelle de QUATRE CENT MILLE DOLLARS (400,000.00$); et

         b) cede et transporte, pour les memes fins, au fiduciaire pour le benefice des detenteurs,

son entreprise et tous ses biens et actifs, meubles et immeubles, presents et futurs, de quelque nature et espece, autres que ceux qui sont assujettis a la charge fixe et specifique, incluant, sans limiter la generalite de ce qui precede son capital-actions, ses baux, ses loyers, ses contrats et ses conventions, son achalandage et ses biens intellectuels.

     Toutefois cette charge flottante, cette cession et ce transport n'auront pas pour effet, jusqu'a ce que les garanties constituees par le present acte soient devenues executoires et que le fiduciaire ait decide ou soit devenu oblige de rendre cette garantie executoire, d'empecher la corporation de vendre, aliener ou louer les biens et actifs affectes par cette charge flottante, ou d'en disposer, dans le cours ordinaire de ses affaires ou pour les fins de son commerce et plus particulierement de donner des garanties a ses banquiers sur ses matieres premieres ou marchandises fabriquees ou en voie de fabrication, en vertu de l'article 178 de la Loi sur les banques ainsi que sur ses comptes a recevoir et documents de commerce.

GARANTIE EGALE DES OBLIGATIONS

     3. Les hypotheques, nantissements, gages et affectations de meme que les cessions et transports constitues par le present article, de meme que tous les droits crees par les presentes sont constitues pour la garantie egale et proportionnelle de toutes les Obligations sans preference les unes sur les autres et le fiduciaire les detient en fiducie pour le benefice egal et proportionnel des detenteurs.

AVANCES

     4. Les hypotheques, nantissements, gages, charges, cessions et transports constitues par le present acte auront leur plein effet, a compter de son enregistrement, que les sommes d'argent garanties par le present acte aient ete ou non avancees en tout ou en partie avant ou apres ou lors de la signature du present acte ou de l'emission de toute Obligation.

                                   ARTICLE IV

                   POSSESSION ET USAGE DES BIENS HYPOTHEQUES

POSSESSION PAR LA CORPORATION

     1. Tant que les garanties creees par cet acte ne seront pas devenues executoires, la corporation pourra, sujet aux restrictions stipulees aux presentes, posseder, administrer et utiliser les biens hypotheques de la meme maniere que si le present acte n'avait pas ete execute.

MAINLEVEE PARTIELLE

     2. Le fiduciaire pourra donner mainlevee des charges constituees en vertu des presentes sur toute partie des biens specifiquement hypotheques, avec ou sans consideration, aux frais de la corporation, du consentement ecrit des detenteurs.

ALIENATION DE BIENS MEUBLES ET REMPLACEMENT

     3. Tant que les garanties creees par cet acte ne seront pas devenues executoires, la corporation pourra vendre ou autrement aliener toute partie de sa machinerie, de son outillage, de son equipement, de ses vehicules et de ses meubles specifiquement hypotheques pourvu que:

          a) ces biens ne soient plus necessaires ou utiles a l'exploitation de son entreprise ou soient devenus desuets, endommages ou autrement inutilisables,

          b) la corporation substitue d'autres biens, de meme categorie et valeur, qui feront partie des biens specifiquement hypotheques, libres de tout privilege, hypotheque, charge ou

          c) la valeur de chaque bien ainsi vendu ou aliene n'excede pas VINGT MILLE DOLLARS (20 000,00$)

et la valeur de l'ensemble des biens vendus ou alienes au cours d'une periode de douze (12) mois n'excede pas CINQUANTE MILLE DOLLARS (50 000,00$).

     La corporation devra fournir annuellement au fiduciaire une liste des biens ainsi vendus ou alienes et de ceux acquis en remplacement.

PROHIBITION D'ALIENER

     4. Sous reserve de ce qui precede, la corporation ne pourra vendre ou autrement aliener toute partie des biens specifiquement hypotheques.

                                   ARTICLE V

              EMPLOI DES SOMMES D'ARGENT PERCUES PAR LE FIDUCIAIRE

CONSIDERATION DES MAINLEVEES

     1. Les sommes percues par le fiduciaire en consideration d'une mainlevee ou a la suite de la liberation de biens specifiquement hypotheques ou d'une expropriation seront retenues par lui comme biens specifiquement hypotheques jusqu'a ce qu'elles soient utilisees sur demande de la corporation, avec le consentement des detenteurs, soit a l'acquisition de biens additionnels, soit au paiement de toute dette garantie par le nantissement ou le transport des Obligations ou a toute autre fin agree par les detenteurs.

PRODUIT D'ASSURANCE

     2. Le produit de toute assurance recu a la suite de toute perte ou dommage causes par un sinistre ou autre risque assure sera retenu par le fiduciaire comme bien specifiquement hypotheque et sera utilise par lui suivant les instructions des detenteurs pour payer le cout des reparations, des renovations ou des biens de remplacement ou pour toute autre fin autorisee par les detenteurs.

ABSENCE DE NOVATION

3. Aucun encaissement par le fiduciaire et aucune utilisation ou appropriation que ce dernier pourrait faire des sommes percues n'aura pour effet d'operer paiement ou novation de la dette de la corporation constituee par les Obligations ou en vertu des presentes ou n'aura pour effet de diminuer les hypotheques, gages, nantissements et autre charge et garantie presentement constitues nonobstant toute loi, coutume ou usage a ce contraire.

                                   ARTICLE VI

                  DECLARATION ET ENGAGEMENTS DE LA CORPORATION

TITRES DE PROPRIETE

     1. La corporation declare et garantit qu'elle est proprietaire par bon titre, qu'elle a la capacite, le droit et l'autorisation d'hypothequer, gager, nantir, ceder et transporter ses biens tel que prevu dans cet acte et qu'elle defendra son titre de propriete contre toute reclamation ou poursuite.

ACQUISITION DE BIENS ADDITIONNELS

     2. Si la corporation acquiert des biens qui par leur nature deviennent affectes par la charge fixe et specifique a titre de biens additionnels, elle accordera immediatement au fiduciaire par acte supplementaire ou autrement, selon que ce dernier requerra, une hypotheque, un nantissement, un gage et une charge fixe et specifique sur ces biens additionnels et lui en fera cession et transport.

PERMISSION DE GARANTIR LE PRIX D'ACQUISITION

     3. Lorsque la corporation acquerra des biens additionnels, elle pourra accorder une hypotheque, un gage, un nantissement ou tout autre droit ayant priorite sur la charge specifique pourvu que:

          a) le prix de tels biens additionnels n'excede pas leur juste valeur,

          b) le droit ainsi confere n'affecte que ces biens additionnels, ne garantisse pas plus que soixante-quinze pour cent (75 %) du prix d'acquisition et ne soit consenti que pour permettre l'acquisition de tels biens, et

          c) la portion payee comptant du prix d'acquisition provienne des fonds de la corporation qui ne sont pas sous le controle du fiduciaire aux termes du paragraphe 1 de l'article V ou qui en ont ete liberes du consentement des detenteurs.

DECLARATION QUANT AUX CHARGES ET COTISATIONS

     4. La corporation declare et garantit que les biens hypotheques sont libres de tout privilege, hypotheque ou charge de toute nature, qu'aucune cotisation, contribution, ou taxe les affectant est en souffrance ou a ete payee avec subrogation.

ENREGISTREMENT

     5. La corporation procedera avec diligence a l'enregistrement du present acte et de tout acte supplementaire a tout endroit ou cet enregistrement est requis, selon l'avis du conseiller juridique du fiduciaire, pour donner plein effet a ces actes et rendre valide les garanties qui y sont creees.

PAIEMENT DU CAPITAL ET DE L'INTERET

     6. La corporation s'engage a payer ou a faire payer aux detenteurs de capital et l'interet dus sur les Obligations ainsi que toute somme d'argent due aux detenteurs ou au fiduciaire de la maniere prevue aux presentes.

MAINTIEN DE L'EXISTENCE CORPORATIVE

     7. La corporation s'engage a maintenir son existence corporative, a se soumettre aux lois qui la gouvernent et a proteger et defendre ses droits, privileges et pouvoirs, et son achalandage.

FUSION ET REORGANISATION

     8. La corporation s'engage a ne pas se fusionner ni distribuer ses actifs ni ceder la totalite ou une partie substantielle de son entreprise sans avoir obtenu le consentement des detenteurs et avoir assure le maintien de ses engagements et des garanties creees par les presentes.

EXPLOITATION DE L'ENTREPRISE

     9. La corporation s'engage a poursuivre l'exploitation de son entreprise avec diligence, efficacite et prudence et a utiliser, conserver et administrer les biens hypotheques de la meme maniere.

     Elle tiendra dans la forme requise par la loi et l'usage les registres et livres de comptabilite de ses transactions et operations et le fiduciaire pourra les examiner en tout temps raisonnable.

TAXES

     10. La corporation s'engage a payer, au fur et a mesure de leur exigibilite, les taxes, cotisations, impots, contribution et droits des gouvernements imposes sur les biens hypotheques ainsi que l'impot sur le revenu et sur les profits de la corporation.

RESPECT D'ENGAGEMENT

     11. La corporation s'engage a respecter ses obligations et a payer, au fur et a mesure de son exigibilite, toute somme d'argent qu'elle doit en vertu d'une loi ou d'une convention de facon a ce que sa possession et son usage des biens hypotheques ou de ses droits dans ceux-ci ne soient pas mis en peril ou diminues au prejudice des garanties creees en vertu des presentes.

CONSERVATION DES GARANTIES

     12. La corporation s'engage a maintenir les garanties constitues par cet acte. Sauf dans la mesure ou les dispositions du present acte le lui permettent, la corporation ne devra creer ni souffrir aucune charge d'un rang egal ou prioritaire aux charges resultant des presentes dont elle devra assurer la priorite dans tout acte constituant une charge sur les biens hypotheques. Elle ne sera cependant pas tenue d'obtenir la radiation de toute telle charge qu'elle conteste de bonne foi jusqu'au jugement final a intervenir pourvu qu'elle fournisse au fiduciaire les garanties qu'il jugera suffisantes pour la protection des detenteurs.

ASSURANCES

     13. La corporation s'engage a maintenir les biens hypotheques qui sont assurables, assures a la satisfaction du fiduciaire contre la perte et le dommage par incendie et autres risques habituellement couverts en semblable matiere. La corporation devra payer les primes et autres sommes exigibles a ces fins et produire au fiduciaire sur demande les polices d'assurance ainsi que les recus constatant le paiement de la derniere prime echue. Toute police d'assurance devra stipuler que l'indemnite est payable au fiduciaire selon ses interets. Le fiduciaire, que l'indemnite lui ait ete transportee ou non, aura droit de la recevoir et il devra l'utiliser selon les dispositions du paragraphe 2 de l'article V du present acte. La corporation de-vra, avant l'expiration de toute police d'assurance, fournir au fiduciaire la preuve que cette assurance est renouvelee ou remplacee. Si la corporation fait defaut de maintenir et de transporter cette assurance et d'en fournir la preuve au fiduciaire, celui-ci pourra contracter telle assurance aux frais de la corporation. La corporation remboursera au fiduciaire, sur demande, les primes d'assurance que ce dernier aura payees avec interet au taux ci-dessus mentionne.

     Lors de sinistres, la corporation en avisera le fiduciaire sans delai et ne devra entreprendre aucun travaux de reparation ou de reconstruction sans l'approbation du fiduciaire.

RENUMERATION ET REMBOURSEMENT AU FIDUCIAIRE

     14. La corporation paiera au fiduciaire une remuneration raisonnable pour ses services en vertu des presentes et lui remboursera, a demande, tous les frais, avances et debourses qu'il jugera a propos de faire ou d'encourir en execution des presentes, comprenant, sans limiter la generalite de ce qui precede, ceux que le fiduciaire pourrait faire ou encourir pour surveiller l'observance des engagements de la corporation qu'il y ait defaut ou non.

     Si la corporation manque a ses engagements, le fiduciaire pourra s'y substituer et avancer les sommes d'argent requises a ces fins.

     Ces sommes seront immediatement remboursables par la corporation avec interet au taux que paierait le fiduciaire pour emprunter ces sommes de ses banquiers plus deux pour cent (2 %) et le remboursement sera garanti par les charges du present acte avec priorite sur les Obligations.

MAINTIEN ET RENOUVELLEMENT DES BAUX ET LICENCES

     15. La Corporation maintiendra en vigueur tous baux et licences faisant partie des biens hypotheques, de facon a ce que les garanties constituees par les presentes ne soient pas diminuees. Lorsque ces baux et licences prendront fin, la corporation devra alors obtenir tous baux et licences necessaires ou utiles a son entreprise.

                                  ARTICLE VII

                                 CAS DE DEFAUT

     La garantie presentement constituee deviendra executoire dans chacun des cas suivants:

PAIEMENT DU CAPITAL ET DES INTERETS

     1. Si la corporation fait defaut de payer sur demande le capital et l'interet des Obligations; ou

ASSURANCES

     2. Si la corporation fait defaut de maintenir constamment en vigueur les assurances qu'elle s'est obligee de souscrire en vertu du paragraphe 13 de l'article VI; ou

TAXES

     3. Si la corporation fait defaut de payer lors de leur exigibilite les taxes, cotisations et impots qu'elle s'est engagee a payer au paragraphe 10 de l'article VI; ou

PAIEMENT AU FIDUCIAIRE

     4. Si la corporation fait defaut de payer ou de rembourser sur demande au fiduciaire les sommes d'argent qui lui sont payables en vertu des presentes; ou

VENTE DES BIENS

     5. Si la corporation vend, aliene ou se departit, sans le consentement du fiduciaire, de la totalite ou d'une partie des biens specifiquement hypotheques; ou

FAILLITE ET INSOLVABILITE

     6. Si la corporation adopte une resolution ordonnant sa liquidation, se prevaut de l'une ou l'autre des dispositions de la Loi concernant la faillite ou de la Loi sur les arrangements avec les creanciers des compagnies, fait cession de ses biens pour le benefice de ses creanciers ou reconnait son insolvabilite de toute autre maniere ou si une ordonnance est rendue en vue de sa liquidation, si une requete en faillite est presentee contre elle, si un sequestre lui est nomme ou si la corporation est depossedee ou perd le controle d'une partie substantielle des biens hypotheques; ou

EXECUTION

     7. Si une saisie est effectuee ou executee sur les biens de la corporation et que la reclamation demeure impayee pour une periode de cinq (5) jours s'il s'agit de biens meubles ou de vingt et un (21) jours s'il s'agit de biens immeubles, sans etre contestee de bonne foi par la corporation. Toutefois, au cas de contestation par la corporation, le fiduciaire pourra, s'il est d'avis que cette saisie peut compromettre ou diminuer la garantie creee par les presentes, exiger que la corporation lui donne des garanties additionnelles; ou

AUTRES ENGAGEMENTS

     8. Si la corporation fait defaut en temps utile mais a tout evenement pas plus de trente (30) jours apres que l'acte vise doit etre pose ou que l'engagement doit etre execute, de poser un acte ou d'accomplir une obligation a laquelle elle est tenue en vertu des presentes, de la loi ou d'un contrat, de sorte que par ce defaut les garanties creees aux presentes sur les biens hypotheques soient affectees de maniere defavorable.

                                  ARTICLE VIII

                           REALISATION DE LA GARANTIE

     1. Lorsque la garantie devient executoire, le fiduciaire peut, mais doit s'il en est requis par les detenteurs:

DECLARATION D'EXIGIBILITE

     a) declarer exigibles le capital et l'interet des Obligations alors en cours de meme que toutes autres sommes d'argent dont le paiement est garanti par le present acte. La corporation doit immediatement les payer au fiduciaire qui les impute de la maniere prevue au paragraphe 4 de cet article;

PRISE DE POSSESSION

     b) prendre possession avec ou sans declaration d'exigibilite de tout ou partie des biens hypotheques avec pouvoirs de diriger, continuer ou cesser l'exploitation de l'entreprise de la corporation et de gerer ses biens et affaires et a ces fins le fiduciaire pourra:

     (i) recevoir les revenus et profits des biens hypotheques, ceux provenant de leur administration, les revenus de l'exploitation de l'entreprise ainsi que toutes sommes d'argent dues a la corporation;

     (ii) payer toutes depenses, frais, honoraires et avances du fiduciaire, payer toute taxe, contribution ou autre charge affectant les biens hypotheques et ayant priorite sur la garantie resultant des presentes ou dont le paiement serait necessaire pour conserver les biens, payer tous frais et depenses encourus par le fiduciaire pour l'exploitation de l'entreprise de la corporation y compris tels frais encourus par la corporation dans les trente (30) jours precedant la prise de possession;

     (iii) emprunter de banquiers ou autres aux conditions qu'il jugera acceptables ou avancer a la corporation toute somme d'argent necessaire. Les sommes ainsi empruntees ou avancees seront remboursables par la corporation, a demande, porteront interet au taux que paierait le fiduciaire pour emprunter ces sommes de ses banquiers plus deux pour cent (2%). Ces sommes et l'interet beneficieront, par priorite sur les Obligations, de la garantie creee aux presentes.

Le fiduciaire imputera les surplus ou profits realises par l'exercice des pouvoirs ci-dessus de la maniere prevue au paragraphe 4 de cet article.

VENTE

     c) Vendre ou ceder, lorsqu'une declaration d'exigibilite aura ete faite et demeurera insatisfaite, meme s'il n'a pas pris possession, tout ou partie des biens hypotheques, soit:

     i)        par vente de gre a gre; ou

     ii) par vente publique ou par soumission apres avoir donne les avis qu'il determinera, ou

     iii) par toute forme de cession, de transport ou autre mode d'alienation.

Toutefois, dans le cas de vente d'immeubles, le fiduciaire sera tenu de donner l'avis prevu par le Code civil du Bas-Canada.

     Dans l'exercice de ses pouvoirs de vendre le fiduciaire pourra:

     (i) determiner lui-meme les delais et les formalites qu'il jugera avantageux sans etre tenu a quelque formalite ou delai prescrits par quelque loi ou reglement relatifs a la vente ou a la disposition des biens et actifs d'un debiteur;

     (ii) determiner les modalites de telle vente ou cession, y consentir pour un prix payable comptant, au moyen d'obligations ou en nature, selon son jugement; accepter que tout ou partie de ce prix soit paye a terme aux conditions et avec les garanties qu'il determinera, en recevoir le paiement et en donner quittance, consentir toute mainlevee totale ou partielle des garanties qu'il aura recues;

     (iii)     amender, rescinder et refaire toute telle vente ou cession;

     (iv) conferer a l'acquereur des biens ainsi vendus ou cedes un titre bon, valable et definitif opposable a la corporation, a ses successeurs et a toute autre personne qui pretendrait reclamer ces biens soit en son nom soit au nom de la corporation;

le fiduciaire imputera le produit de telle vente ou cession de la maniere prevue au paragraphe 4 de cet article.

     Le fiduciaire ou tout detenteur pourra se porter acquereur des biens hypotheques que cette vente ou cession soit faite en vertu des pouvoirs contenus aux presentes ou a la suite d'une saisie ou d'une autre procedure judiciaire.

DELAISSEMENT PAR LA CORPORATION

     2. La corporation abandonnera au fiduciaire la possession des biens hypotheques, la conduite de ses affaires et signera tout document utile a cette fin sur demande de ce dernier. Elle ne devra aucunement nuire a l'exercice des pouvoirs du fiduciaire. A moins que ce dernier n'ait consenti, par ecrit, a ce que les administrateurs et les officiers de la corporation continuent d'exercer leurs pouvoirs ou que la possession des biens en soit remise a la corporation, les pouvoirs de ces derniers sont suspendus immediatement lors de la prise de possession par le fiduciaire.

FIDUCIAIRE MANDATAIRE DE LA CORPORATION

     3. La corporation constitue le fiduciaire mandataire general irrevocable avec le pouvoir expres de:

     (i) poser tout acte, executer toute obligation, consentir toute vente ou cession, prendre tout engagement, donner tout consentement, recevoir toute somme due a la corporation et genera-lement exercer sur les biens hypotheques tout pouvoir du proprietaire;

     (ii) signer au nom de la corporation dans l'exercice des pouvoirs qui lui sont conferes par les presentes, tout contrat, acte ou document;

     (iii) utiliser dans tous les cas le nom de la corporation ou son propre nom comme fiduciaire; et

     (iv)      exercer tout pouvoir de substitution ou de revocation.

IMPUTATION

     4. Sous reserve de toute disposition specifique des presentes quant a l'affectation de toute somme particuliere, toutes sommes d'argent se trouvant entre les mains du fiduciaire a la suite de sa prise de possession, de son exploitation des affaires de la corporation, de toute vente et de toute liquidation des biens hypotheques ou autrement, seront imputees par le fiduciaire dans l'ordre suivant:

     (i) au paiement en capital, interet et frais incidents des emprunts ou avances effectues pour le compte ou le benefice de cette fiducie;

     (ii) au paiement des depenses et frais du fiduciaire avec interet au meme taux que pour les sommes empruntees;

     (iii)     au paiement des honoraires du fiduciaire;

     (iv) au paiement du capital, de l'interet et de l'interet sur l'interet dus sur les obligations en cours lors du defaut. Si toutefois le montant ainsi disponible etait insuffisant, il sera alors impute proportionnellement au montant du sur chaque obligation en cours lors du defaut sans distinction ou priorite entre les obligations, le capital, l'interet ou l'interet sur l'interet;

     (v) tout surplus, s'il en est, sera remis a la corporation ou ses ayants droit.

PRODUCTION DES OBLIGATIONS

     5. Le fiduciaire devra, lors de tout paiement sur les Obligations, exiger que le detenteur produise son Obligation pour annulation s'il s'agit d'un paiement total et pour inscription sur l'Obligation du montant paye s'il s'agit d'un paiement partiel. Toutefois, le fiduciaire pourra, aux conditions qu'il determinera, dispenser le detenteur de produire son Obligation.

PAIEMENT AU MOYEN D'OBLIGATIONS

     6. Tout detenteur qui se portera acquereur de biens hypotheques tel qu'il est permis par le present article, pourra acquitter tout ou partie du prix de tel achat au moyen d'Obligations garanties par les presentes. Tel paiement ne vaudra que jusqu'a concurrence de la somme imputable sur ces Obligations aux termes du present article.

EXIGIBILITE EN CAS DE VENTE

     7. Toute vente des biens hypotheques faite en vertu du present article ou par suite d'une saisie ou d'une autre procedure judiciaire, aura l'effet d'une declaration d'exigibilite faite conformement au paragraphe 1 a) du present article.

RENONCIATION A DEFAUT

     8. Toutes les fois que les garanties seront devenues executoires, le fiduciaire, s'il en est requis par les detenteurs, devra, aux conditions qu'ils determineront, renoncer a tout defaut et exigibilite, renoncer a toute declaration alors faite, arreter toute procedure, remettre a la corporation la possession de ceux des biens hypotheques qui sont encore en sa possession, l'exploitation de son entreprise et permettre que la corporation continue son exploitation comme si les garanties n'etaient pas devenues executoires. Toutefois, aucun acte ou omission du fiduciaire ou des detenteurs n'affectera leur droit de se prevaloir de defauts subsequents ou du defaut de la corporation de se conformer aux conditions determinees par les detenteurs lors de telle renonciation. De plus, aucune renonciation a defaut ou remise des biens n'emportera novation.

EXONERATION DE RESPONSABILITE POUR LE FIDUCIAIRE

     9. Seuls les biens hypotheques sous le controle et l'administration du fiduciaire repondent de ses obligations contractuelles et autres decoulant de ses actes ou omissions. Il ne peut etre recherche pour faute ou omission en cas de perte sur la liquidation des biens. Il n'est tenu de rendre compte que des biens dont il a eu possession et des revenus et depenses de son administration.

PROTECTION DES TIERS

     10. Toute personne faisant affaires ou contractant de bonne foi avec le fiduciaire ne sera pas tenu de s'enquerir de son autorite et de ses pouvoirs ni de l'accomplissement par ce dernier des obligations et formalites resultant des presentes. Le contrat ou la quittance consenti par le fiduciaire constitue un titre ou une quittance valide et definitive sans que cette personne ne soit tenue de voir a l'imputation par le fiduciaire des sommes qu'elle a payees.

RECOURS CUMULATIFS

     11. Les recours du fiduciaire et des detenteurs sont cumulatifs et non alternatifs et peuvent s'exercer concurremment entre eux ou avec ceux prevus par la loi.

CONFIRMATION JUDICIAIRE

     12. Si apres l'imputation du produit de la liquidation des biens hypotheques il demeurait encore quelques sommes dues sur les Obligations ou au fiduciaire, les detenteurs ou le fiduciaire, pour leur compte, pourront demander devant tout tribunal competent que jugement intervienne pour reconnaitre judiciairement la creance des detenteurs et du fiduciaire.


                                   ARTICLE IX

                            CONCERNANT LE FIDUCIAIRE

POUVOIRS

     1. En outre des dispositions contenues aux presentes et des dispositions legislatives applicables, le fiduciaire possede tous les droits et pouvoirs necessaires ou utiles a l'accomplissement de sa charge.

     Il peut notamment :

     a) agir selon l'avis ou avec l'assistance de tout professionnel ou expert sans etre tenu de suivre cet avis ou d'accepter cette assistance;

     b) retenir ou engager, contre remuneration, les services de tout professionnel, homme de metier ou agent, qui peut etre choisi par les detenteurs ou etre lui-meme un detenteur et lui deleguer tout ou partie de ses pouvoirs;

     c) representer les detenteurs aupres de tout syndic, sequestre ou liquidateur des biens de la corporation, produire ou prouver toute reclamation et voter et agir a toute assemblee des creanciers ou dans toute procedure;

     d) ester en justice en vue d'obtenir l'execution des engagements de la corporation ou d'assurer la protection des garanties constituees aux presentes, sans la necessite d'etre en possession des Obligations ou de les produire, et

     e)   transiger, compromettre et regler a l'amiable.

DEVOIRS

     2. Le fiduciaire exerce ses pouvoirs a sa discretion mais il doit les exercer s'il en est requis par les detenteurs et se conformer a leurs directives. Les detenteurs doivent alors lui fournir les sommes d'argent necessaires ainsi que des garanties satisfaisantes pour assurer sa protection et pour l'indemniser de toute responsabilite et de tous frais, perte ou dommage qu'il pourra encourir a ce sujet.

     Il doit permettre aux detenteurs ou a leurs representants de consulter librement les dossiers qu'il peut avoir en sa possession quant a la corporation ou au present acte.

     En toute chose le fiduciaire n'est tenu de faire preuve que d'une diligence raisonnable.

EXONERATIONS

     3. Tant qu'il ne sera pas tenu de le faire en vertu des presentes, le fiduciaire est exempte:

     a) de surveiller la conduite des affaires de la corporation ou d'executer une obligation quelconque de cette derniere lui resultant des presentes ou de la loi, et

     b) de proceder a l'enregistrement des presentes et de tout acte ou avis en decoulant, ou d'en faire toute denonciation ou publicite.

     En aucun temps le fiduciaire n'est responsable:

     a)   des Obligations et de la validite du present acte;

     b)   des declarations et representations de la corporation;

     c) des titres de propriete de la corporation aux biens hypotheques et de la validite et du rang des charges resultant des presentes;

     d) des faits, gestes, fautes ou omissions de tout professionnel, homme de metier ou agent engage par lui conformement aux presentes;

     e) de l'utilisation des sommes d'argent versees ou payees par des personnes desirant souscrire ou ayant souscrit des Obligations, et

     f) des faits et gestes qu'il pose conformement aux directives contenues dans un instruments des detenteurs.

     Dans l'accomplissement de sa charge, le fiduciaire n'encourt aucune responsabilite personnelle sauf les cas de fraude et de negligence grave.

                                   ARTICLE X

                               NOUVEAU FIDUCIAIRE

     Si le fiduciaire demissionne, et il pourra toujours le faire en donnant quatre-vingt-dix (90) jours d'avis a la corporation et aux detenteurs, ou s'il tombe en faillite ou en liquidation, perd sa capacite juridique ou refuse d'agir, la corporation doit des lors lui nommer un remplacant agree par les detenteurs.

     Si la corporation neglige de nommer un nouveau fiduciaire dans les cinq (5) jours de tel evenement, les detenteurs pourront alors nommer ce remplacant.

     Lorsque les garanties sont devenues executoires, les detenteurs seuls, sans le concours ni la participation de la corporation peuvent revoquer le fiduciaire pourvu que concurremment, ils procedent a la nomination d'un remplacant.

     Le fiduciaire en fonction devra etre une compagnie de fiducie ayant une place d'affaires au Quebec mais si aucune d'elles n'accepte d'agir, le remplacant pourra etre un individu.

     Tout nouveau fiduciaire aura les memes droits, prerogatives, obligations et devoirs que le fiduciaire originaire.

                                   ARTICLE XI

                               FIN DE LA FIDUCIE

     La presente fiducie prendra fin soit:

     a) lorsque toutes les Obligations auront ete remises au fiduciaire pour annulation et que ce dernier aura recu paiement des sommes d'argent qui lui sont dues en vertu des presentes, ou

     b) lorsque le fiduciaire aura obtenu de la corporation les garanties qu'il jugera suffisantes pour assurer le paiement de toutes les Obligations encore en circulation et de toutes les autres sommes d'argent dues ou qui pourraient devenir dues en vertu des presentes.

     Le fiduciaire devra alors, contre paiement par la corporation des honoraires et debourses s'y rapportant, donner quittance, mettre fin a la fiducie et executer tous actes necessaires pour liberer les biens hypotheques des hypotheques, nantissement, gage, cession et transport resultant des presentes.

     Le fiduciaire, s'il en est requis par les detenteurs, pourra liberer tout ou partie des biens hypotheques des hypotheques, gage, nantissement, cession et transport resultant des presentes, par mainlevee avec ou sans consideration.

     Tout registrateur est tenu d'effectuer un enregistrement ou une radiation sur la seule requisition du fiduciaire sans avoir a verifier l'observance de quelque formalite ou condition du present acte.

                                  ARTICLE XII

                                   CORRECTION

     La corporation et le fiduciaire peuvent executer tout acte supplementaire aux fins de corriger quelqu'erreur du present acte, dans la mesure ou le fiduciaire juge qu'une telle correction ne porte pas atteinte aux droits et a la protection des detenteurs.

                                  ARTICLE XIII

                                 INTERPRETATION

     Le present acte est interprete selon les lois du Quebec et les intitules ne font pas partie de son contenu.

                                  ARTICLE XIV

                               DATE DE REFERENCE

     Nonobstant la date de son execution, on peut referer a cet acte comme etant celui du 15 avril 1993.

                                   ARTICLE XV

                            LIBELLE DES OBLIGATIONS

     Les Obligations seront substantiellement libellees comme suit:

                                     CANADA

                               PROVINCE DE QUEBEC

                      INGENIERIE ELECTRO-OPTIQUE EXFO INC.
                    (incorporee en vertu des lois du Quebec)

                          OBLIGATION HYPOTHECAIRE 20%

NO:____________                                                    2 000 000,00$

     INGENIERIE ELECTRO-OPTIQUE EXFO INC. (ci-apres appelee "la corporation"), pour valeur recue, promet de payer a demande a son adresse au Quebec a RICHARD OUELLET ou a tout detenteur immatricule contre presentation et remise de cette Obligation la somme de DEUX MILLIONS DE DOLLARS (2 000 000.00$) en monnaie canadienne et de payer aussi, a demande, interet en meme monnaie et a la meme place, sur ladite somme a compter de la date de l'Obligation, jusqu'a parfait paiement, au taux de VINGT pour cent (20%) par annee.

     L'interet du et impaye portera a son tour interet, calcule mensuellement au meme taux, a compter de la date de la demande de paiement jusqu'a la date de son paiement.

     Toutes les Obligations en cours prennent rang et sont garanties egalement et proportionnellement par l'acte de fiducie portant la date de reference du 15 avril 1993 (ci-apres appele "l'acte de fiducie") fait par la corporation en faveur de RICHARD OUELLET a titre de fiduciaire, lequel acte definit la nature et les particularites de la garantie qui y est creee ainsi que l'etendue des droits afferents aux obligations.

     Cette Obligation est cessible par son detenteur en autant que les dispositions de l'acte de fiducie a cet effet soient observees.

     Pour etre valide, cette Obligation doit etre certifiee par le fiduciaire.

     EN FOI DE QUOI, la corporation a fait dater cette Obligation du 15 avril 1993 et l'a fait signer par son president, Monsieur Germain Lalonde et son secretaire Monsieur Robert Tremblay

                                   INGENIERIE ELECTRO-OPTIQUE EXFO INC.


                                   par /s/ Germain Lalonde
                                       -----------------------------------


                                   par /s/ Robert Tremblay
                                       -----------------------------------



                            CERTIFICAT DU FIDUCIAIRE

     Cette Obligation constitue une obligation hypothecaire 20% de DEUX MILLIONS DE DOLLARS (2 000 000.00 $) emise en vertu de l'acte de fiducie precite.

Certifie le


                                       /s/ Richard Ouellet
                                       -----------------------------------
                                       RICHARD OUELLET



                              FORMULE DE TRANSPORT

     Pour valeur recue le soussigne cede la presente Obligation avec tout
interet accru a                                        et donne instructions au
fiduciaire d'inscrire la presente Obligation au nom du cessionnaire dans le registre tenu a cette fin et de livrer ladite Obligation au cessionnaire.

Signe a                       ce


                                   par
                                       -----------------------------------



                           ATTESTATION DU FIDUCIAIRE

     Le transport ci-dessus en faveur de                                   a
ete inscrit dans le registre tenu a cette fin.

Signe a                       ce


                                   par
                                       -----------------------------------

     DONT ACTE a Quebec, sous le numero DIX-HUIT MILLE TROIS CENT QUARANTE (18340) des minutes du notaire soussigne.

     LES PARTIES ayant declare avoir pris connaissance du present acte, et ayant expressement exempte le notaire de leur en donner lecture ou que lecture soit faite devant lui, les representants de la corporation et du fiduciaire ont signe le present acte en presence du notaire soussigne.

                                   INGENIERIE ELECTRO-OPTIQUE EXFO INC.

                                   par: _______________________________

                                   par: _______________________________

                                   ____________________________________
                                   RICHARD OUELLET

                                   ____________________________________
                                   NOTAIRE.

Vraie Copie.

                              REGLEMENT D'EMPRUNT

                                       DE

                      INGENIERIE ELECTRO-OPTIQUE EXFO INC.

     Les administrateurs peuvent et ils sont par les presentes autorises a:

     a)   emprunter sur le credit de la compagnie;

     b) emettre des obligations, debentures ou autres valeurs de la compagnie et les donner en garantie ou les vendre pour les fins et de la maniere qu'ils determineront;

     c) aux fins du paragraphe b) hypothequer, nantir, mettre en gage, affecter, ceder et transporter, en faveur d'un fiduciaire par acte de fiducie, les biens et droits de la compagnie, mobiliers et immobiliers, presents et futurs, y compris son entreprise tel que permis par la Loi sur les pouvoirs speciaux des corporations (L.R.Q. Chap. P.16);

     d) pour assurer le paiement des emprunts faits autrement que par emission d'obligations ainsi que le paiement de ses autres dettes ou l'execution de ses contrats et engagements, hypothequer ou nantir ses immeubles ou donner en gage ou autrement affecter ses biens meubles et donner toute garantie permise par la loi;

     e) determiner par resolution les modalites d'exercice des pouvoirs qui leur sont conferes par ce reglement et autoriser toute personne a poser tout acte, a signer tout document et a faire toute declaration necessaire a ces fins.

     Aucune disposition du present reglement ne doit limiter ni restreindre les emprunts faits par la compagnie au moyen de lettres de change ou billets faits, tires, acceptes ou endosses par elle ou en sa faveur, et ne doit affecter ni changer ni restreindre les droits et pouvoirs conferes aux administrateurs par la loi ou par tout autre reglement de la compagnie.

                            ************************

     Je, soussigne, secretaire de INGENIERIE ELECTRO-OPTIQUE EXFO INC. certifie que ce document est une copie conforme du reglement d'emprunt adopte par le conseil d'administration le 11 mai 1993

------------------------------ et confirme par ses actionnaires le meme jour et que ce reglement a son plein effet et qu'il est en vigueur.

     Certifie le 11 mai 1993


                                   par /s/ Signature
                                       -----------------------------------
                                       SECRETAIRE


DOCUMENT RECONNU VERITABLE ET ANNEXE A LA MINUTE 18340 DU NOTAIRE SOUSSIGNE.


                                   par /s/ Signature
                                       -----------------------------------



                                   par /s/ Signature
                                       -----------------------------------


                                   par /s/ Signature
                                       -----------------------------------



                                   par /s/ Signature
                                       -----------------------------------


Vraie Copie.

                                   RESOLUTION

                                       DE

                      INGENIERIE ELECTRO-OPTIQUE EXFO INC.

     Sur proposition dument faite et appuyee, il fut unanimement resolu:

     ATTENDU qu'il est opportun et dans l'interet de la compagnie que les administrateurs exercent les pouvoirs d'emprunt qui leur sont conferes.

     EN CONSEQUENCE, QU'IL SOIT ET IL EST PAR LES PRESENTES RESOLU:

1. QUE la creation et l'emission d'obligations premiere hypotheque (ci-apres appelees les "obligations") de la compagnie n'excedant pas une valeur nominale globale de DEUX MILLIONS DE DOLLARS (2 000 000 $) en cours en quelque temps que ce soit et elles sont par les presentes autorisees, le tout sous reserve des termes et conditions enonces ou prevus a l'acte de fiducie d'hypotheque, de nantissement et de gage (parfois appele ci-apres l'"acte de fiducie");

2. QUE, sous reserve des dispositions de l'acte de fiducie, les obligations peuvent etre emises en une ou plusieurs series et chaque serie, sauf les obligations 20% premiere hypotheque, au sujet desquelles des dispositions particulieres sont enoncees ci-apres et dans l'acte de fiducie, sous reserve des dispositions de l'acte de fiducie, portera telle ou telles dates, portera interet a tel ou tels taux, sera rachetable avant echeance de telle maniere, avec ou sans le paiement d'une prime et contiendra ou sera sujette a telles dispositions, tel qu'il sera juge necessaire ou opportun ou tel que determine en vertu d'une resolution du conseil d'administration de la compagnie adopte au plus tard a la date d'emission de cette serie;

3. QUE sous reserve des dispositions de l'acte de fiducie, les obligations peuvent etre emises pour telle consideration ou a tel prix et selon les termes et conditions qui ne seront pas incompatibles aux dispositions de l'acte de fiducie qui seront determines par les administrateurs de la compagnie et a telles dates et pour tels montants qui peuvent etre exiges en vertu des fins pour lesquelles les obligations sont emises;

     4. QU'UNE valeur nominale de DEUX MILLIONS DE DOLLARS (2 000 000$) d'obligations 20 %f premiere hypotheque soit et elle est autorisee, pour emission sous reserve des dispositions de l'acte de fiducie, laquelle emission echerra et deviendra due et payable a demande et lesdites obligations porteront la date officielle de l'acte de fiducie, porteront interet aussi bien avant qu'apres echeance et avant et apres defaut au taux de VINGT pour cent (20 %) par annee payable aux dates et de la maniere mentionnees a l'acte de fiducie avec interet sur tout interet arriere au meme taux calcule quotidiennement a compter de sa date d'echeance jusqu'a la date de paiement; et elles ne seront pas rachetables autrement qu'aux dates et de la maniere mentionnees a l'acte de fiducie;

     5. QUE les obligations seront emises substantiellement de la facon formulee au premier supplement dudit acte de fiducie;

     6. QUE RICHARD OUELLET soit et IL est par les presentes nomme fiduciaire pour les obligations en vertu dudit acte de fiducie;

     7. QUE le projet d'acte de fiducie d'hypotheque, de nantissement et de gage par notre compagnie en faveur dudit fiduciaire redige afin de garantir le capital, l'interet et tous autres deniers sur les obligations, tel que mentionne audit projet, et comprenant un expose des termes et conditions sous reserve desquels les obligations doivent etre emises et garanties et hypothequant, nantissant, gageant, affectant et cedant et transferant, de la maniere et sous reserve de ce qui y est stipule, audit fiduciaire, par voie de charge fixe, specifique et de premier rang et par voie de charge flottante les biens, les droits et l'actif de la compagnie, le tout tel qu'y decrit ou tel qu'y refere et contenant aussi les dispositions relatives aux defauts, recours en cas de defaut, quittances partielles et autres dispositions, lequel projet a ete soumis a la presente assemblee qui l'a etudie, et il est par les presentes approuve et qu'un acte selon la formule et les conditions dudit projet et tous autres actes y supplementaires ou necessaires pour y donner effet soient signes au nom de la compagnie par deux officiers ou administrateurs agissant de concert ou tout officier agissant de concert avec tout administrateur de la compagnie, avec tels amendements et telles variations que ces deux officiers ou administrateurs ou cet officier ou cet administrateur jugeront opportuns, et que l'approbation de tout tel officier ou de tout tel administrateur de tout amendement ou de toute variation dans la formule ou dans les conditions desdits projets soit attestee de facon concluante par sa signature sur lesdits actes;

     8. QUE deux officiers ou administrateurs agissant de concert ou tout officier agissant de concert avec un administrateur de la compagnie soient par les presentes autorises a signer ou a contresigner, selon le cas, conformement aux dispositions de l'acte de fiducie, toutes les obligations qui seront emises conformement a ce qui precede, a y apposer le sceau corporatif de la compagnie et a les livrer au fiduciaire pour certification, et a signer, conformement aux dispositions de l'acte de fiducie, la demande au fiduciaire pour cette certification et livraison des obligations conformement aux directives de cette demande; et

     9. QUE deux officiers ou administrateurs agissant de concert ou tout officier agissant de concert avec tout administrateur de la compagnie soient et ils sont par les presentes autorises et requis, au nom de la compagnie, de signer et de livrer tous ces actes, documents et ecrits et d'accomplir et de faire tous tels actes et choses qui, a leur discretion, seront necessaires, desirables ou utiles aux fins de donner effet a la presente resolution et a l'emission desdites obligations conformement aux dispositions des presentes.

     Je, soussigne, secretaire de INGENIERIE ELECTRO-OPTIQUE EXFO INC. certifie par les presentes que ce qui precede est une copie veritable d'une resolution adoptee a une assemblee du Conseil d'Administration de ladite compagnie dument convoquee et tenue le

                                   Certifie le 11 mai 1993

                                   /s/ Signature
                                   ---------------------------------------
                                   SECRETAIRE

DOCUMENT RECONNU VERITABLE ET ANNEXE A LA MINUTE 18340 DU NOTAIRE SOUSSIGNE.

                                   /s/ Signature
                                   ---------------------------------------

                                   /s/ Signature
                                   ---------------------------------------

                                   /s/ Signature
                                   ---------------------------------------

                                   /s/ Signature
                                   ---------------------------------------


Vraie Copie.

                                   IN RE: L'acte de fiducie portant la date nominale du 15 avril 1993 en faveur de RICHARD OUELLET es qualite de fiduciaire a l'emission d'obligations en premiere hypotheque au montant de 2 000 000 $ portant interet au taux de 20 % par annee par

                                   INGENIERIE ELECTRO-OPTIQUE EXFO INC



                                ORDRE DE REMISE

A:   RICHARD OUELLET, C.A.
     9035, de l'Amazone,
     Quebec (Quebec)
     G2B 3Z7

Monsieur,

     Nous vous avons livre en votre qualite de fiduciaire designe a l'acte de fiducie ci-haut mentionne, une obligation 20 %, premiere hypotheque, de notre compagnie, pour une somme principale de 2 000 000 $.

     Nous vous prions de certifier ladite obligation en date du 15 avril 1993, d'inscrire a votre registre les nom et adresse des titulaires de celle-ci et de la remettre immediatement et sans consideration auxdits titulaires, savoir:

     GEXFO INVESTISSEMENTS
     TECHNOLOGIQUES INC.
     465, rue Godin
     Ville Vanier (Quebec)
     G1M 3G7

Donne a Quebec
ce 15 avril 1993.


                                   INGENIERIE ELECTRO-OPTIQUE EXFO INC.


                                   Par: /s/ Signature
                                        -------------------------------


                                   Par: /s/ Signature
                                        -------------------------------

                                     CANADA

                               PROVINCE DE QUEBEC

                      INGENIERIE ELECTRO-OPTIQUE EXFO INC.

                    (incorporee en vertu des lois du Quebec)

                          OBLIGATION HYPOTHECAIRE 20 %

NO:    1                                                          2 000 000,00 $
   ---------                                                      --------------

     INGENIERIE ELECTRO-OPTIQUE EXFO INC. (ci-apres appelee "la corporation"), pour valeur recue, promet de payer a demande a son adresse au Quebec a RICHARD OUELLET ou a tout detenteur immatricule contre presentation et remise de cette Obligation la somme de DEUX MILLIONS DE DOLLARS (2 000 000,00 $) en monnaie canadienne et de payer aussi, a demande, interet en meme monnaie et a la meme place, sur ladite somme a compter de la date de l'Obligation, jusqu'a parfait paiement, au taux de VINGT pour cent (20 %) par annee.

     L'interet du et impaye portera a son tour interet, calcule mensuellement au meme taux, a compter de la date de la demande de paiement jusqu'a la date de son paiement.

     Toutes les Obligations en cours prennent rang et sont garanties egalement et proportionnellement par l'acte de fiducie portant la date de reference du 15 avril 1993 (ci-apres appele "l'acte de fiducie") fait par la corporation en faveur de RICHARD OUELLET a titre de fiduciaire, lequel acte definit la nature et les particularites de la garantie qui y est creee ainsi que l'etendue des droits afferents aux obligations.

     Cette Obligation est cessible par son detenteur en autant que les dispositions de l'acte de fiducie a cet effet soient observees.

     Pour etre valide, cette Obligation doit etre certifiee par le fiduciaire.

     EN FOI DE QUOI, la corporation a fait dater cette Obligation en date du 15 avril 1993 et l'a fait signer par son president Monsieur Germain Lamonde et son secretaire Monsieur Robert Tremblay.

                                   INGENIERIE ELECTRO-OPTIQUE EXFO INC.


                                   par /s/ Germain Lamonde
                                       -----------------------------------


                                   par /s/ Robert Tremblay
                                       -----------------------------------

                                                                        NO 18340


================================================================================

                                                                     11 mai 1993



================================================================================

                                Acte de Fiducie

                        INGENIERIE ELECTRO-OPTIQUE INC.

                                       et

                          Richard Ouellet (fiduciaire)

================================================================================

4eme Copie

--------------------------------------------------------------------------------

                                 ENREGISTREMENT

                                Division: Quebec
                                 Date: 13/5/93
                                Numero: 1509666

--------------------------------------------------------------------------------

                         GASTON LACOURSIERE, b.a.ll.l.
                        Notaire et conseiller juridique
                             3336, Chemin St-Louis
                                Ste-Foy, G1W 1S4
                        (Quebec)         Tel.: 659-1172